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                                                                   EXHIBIT 10.17

                    ASSUMPTION AND INDEMNIFICATION AGREEMENT

     This ASSUMPTION AND INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of March 29, 2002, is entered into by and between Med Diversified, Inc., a Nevada corporation ("Med"), and American Reimbursement, LLC, a Delaware limited liability company ("LLC").

                                R E C I T A L S:

     A. LLC has purchased various accounts receivable (collectively, the "Purchased A/R") from several entities (each, a "Seller" and, collectively, the "Sellers") pursuant to Receivables Purchase Agreements (collectively, the "Purchase Agreements") entered into between LLC and each respective Seller. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreements.

     B. Med has agreed to provide a guarantee (the "Guarantee") of LLC's obligations to pay the Purchase Price under the Purchase Agreements.

     C. Med has issued to Private Investment Bank Limited ("PIBL") certain subordinated debentures, dated as of December 28, 2001, in the aggregate principal amount of $70,000,000, as listed on EXHIBITS A-1 through A-5 hereto (collectively, the "Debentures").

     D. Significant disputes have arisen between Med and PIBL with regard to the obligation of Med to repay the Debentures to PIBL and other conduct by PIBL and its affiliates in connection with the Debentures. However, Med wishes to create a mechanism pursuant to which a specific source of payment can be available in the event that Med is found to be liable on the Debentures by a court of competent jurisdiction or Med otherwise decides to waive or settle any disputes, claims or defenses regarding the Debentures.

     E. In exchange for the Guarantee by Med, but without in any way causing a waiver or relinquishment of any disputes, claims or defenses that Med may have with respect to the obligations to pay the Debentures, LLC has agreed to assume any payment obligations of Med under the Debentures and to indemnify Med against claims made on account of the Debentures or otherwise by PIBL and its affiliates.

     F. In the event that the proceeds of the Purchased A/R are not utilized to repay the Debentures, the proceeds derived from the Purchased A/R shall be used as agreed upon by the relevant parties.

     NOW, THEREFORE, in consideration of the premises, of the mutual covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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                               A G R E E M E N T:

     1. CONSIDERATION FROM LLC. In consideration for the Guarantee by Med, LLC agrees as follows:

          (a) Solely to the extent that Med is found liable on the Debentures by a court of competent jurisdiction or Med otherwise agrees to waive or settle its disputes with regard to the Debentures and to make payments on the Debentures, until the Termination Date (as such term is defined in Section 5 below), LLC hereby accepts, assumes and agrees to perform and be bound by all of the terms, conditions and obligations heretofore applicable to Med under, pursuant to or in connection with the Debentures, and agrees to perform all covenants, agreements, undertakings and obligations of the issuer thereunder.

          (b) In furtherance of its assumption of the Debentures as provided in the foregoing subsection (a), LLC shall indemnify, exonerate and hold free and harmless Med and each of its parents, officers, directors, employees, equity holders, joint venturers, subsidiaries, affiliates and agents (collectively, the "Indemnified Parties") from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, incurred by the Indemnified Parties or any of them with respect to the Debentures or any other obligations to PIBL and its affiliates following the Guarantee by Med, including without limitation any payment that may hereafter be required to be made by any Indemnified Party in respect of the Debentures or otherwise to PIBL or its affiliates.

          (c) As security for the payment obligations pursuant to the foregoing assumption of the Debentures and the foregoing indemnification relating to such assumption, LLC hereby grants to Med a first priority lien and security in and to the Purchased A/R and all proceeds thereof. Such security interest shall be evidenced by a security agreement, substantially in the form of EXHIBIT B hereto, executed by LLC in favor of Med. In addition, Med is hereby authorized to file such UCC financing statements as Med deems appropriate in order to perfect and continue such security interest.

     2. MED'S SUPPORT OF LLC; RECOURSE. As a further inducement to LLC to assume the Debentures as herein provided, until the Termination Date (as such term is defined in Section 5 below), Med will reserve for issuance, and agrees to issue, to LLC up to 10 million shares of its common stock (such shares, the "Pledged Shares") as additional support for LLC's obligations pursuant to Sections 1(b) and 1(c). The Pledged Shares may be sold by LLC to generate proceeds for application of the payment of the Debentures in the event that, by the respective due dates of the Debentures (as such dates may be extended), LLC has failed to provide PIBL with sufficient proceeds from the Purchased A/R to cause the Debentures to be repaid in full.

     3.   REPRESENTATIONS AND WARRANTIES.

          (a) GOOD STANDING. Each of Med and LLC is an entity duly organized, validly existing and in good standing under its jurisdiction of formation, has full power and

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authority to own, lease and operate its properties and assets and to conduct its business as now being conducted, and is duly qualified or licensed to do business as a foreign entity, and is in good standing, in all jurisdictions where the character of the properties it owns, leases or operates, or the conduct of its business, requires such qualification or licensing.

          (b) DUE AUTHORIZATION & VALIDITY. Each of the parties represents and warrants that it has full legal right, power and authority, and all approvals required by law, to enter into this Agreement, and to consummate such transactions and perform such obligations contemplated hereby as are applicable to such party. Each of the parties represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action by or on behalf of such party and that this Agreement constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms.

          (c) SOLVENCY. Each of the parties represents and warrants that it is currently solvent and that it will be solvent immediately after giving effect to the transactions contemplated by this Agreement.

          (e) FAIR VALUE. Each of the parties represents and warrants that it is receiving fair equivalent value for the agreements and undertakings being made by it hereunder.

     4. FURTHER ASSURANCES. Each of the parties hereto agrees at any time and from time to time, upon request, to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, powers of attorney and assurances as may be required in order to carry out or give effect to the terms and conditions of this Agreement.

     5. TERM; TERMINATION. Unless expressly extended pursuant to a written notice of extension (a "Notice of Extension") executed and delivered by Med, in its sole and absolute discretion, any and all obligations and agreements of LLC under Sections 1(a) through 1(c) shall terminate, and be of no further force and effect, as of June 26, 2002 (such date, the "Termination Date"). It being understood that, in the event that any such Notice of Extension is executed and delivered, the Termination Date shall be deemed to refer to the subsequent date referenced in such Notice of Extension.

     6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and remain in full force and effect, notwithstanding any investigation at any time made by or on behalf of the parties.

     7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. This

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Agreement may not be assigned or delegated by any party without the consent of the other parties.

     8. NOTICES. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, or sent by Federal Express or other similar overnight courier service, addressed to the recipient at the address set forth beneath its signature to this Agreement or, if given by telecopier, when such telecopy is transmitted and the appropriate answer back is received (or to such changed address or telecopy number as such party may have specified by notice given as aforesaid).

     9. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law.

     10. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement among the parties with respect to its subject matter. This Agreement may not be amended or otherwise modified except in writing duly executed by all of the parties. No waiver of any provision or breach of this Agreement shall be effective unless such waiver is in writing and signed by the party against which enforcement of such waiver is sought. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof.

     11. SEVERABILITY. Should any part, term or condition hereof be declared illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby, and the illegal or unenforceable portions of the Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact.

     12. COUNTERPARTS. This Agreement may be executed in counterparts (including counterparts delivered by facsimile), each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same document.

     13. HEADINGS. Section headings included in this Agreement are for convenience only and do not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

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     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                      MED DIVERSIFIED, INC.

                                     By: /s/ Frank P. Magliochetti
                                        ----------------------------------
                                     Name: Frank P. Magliochetti
                                     Title:  Chairman and CEO
                                     Address: 200 Brickstone Square, Suite 403
                                     Andover, Massachusetts  01810
                                     Telecopy: (978) 656-9691
                                     Attn: Frank P. Magliochetti

                      AMERICAN REIMBURSEMENT, LLC

                                      By: /s/ Richard J. Boudreau
                                         ---------------------------------
                                      Name: Richard J. Boudreau
                                      Title:  Manager
                                      Address: 77 Main Street
                                      Andover, Massachusetts  01810
                                      Telecopy: (978) 475-1184
                                      Attn: Richard J. Boudreau

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                                   EXHIBIT A-1

                                   DEBENTURES

                 See Exhibit 10.1 filed electronically herewith.

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                                   EXHIBIT A-2

                                   DEBENTURES

                 See Exhibit 10.2 filed electronically herewith.

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                                   EXHIBIT A-3

                                   DEBENTURES

                 See Exhibit 10.3 filed electronically herewith.

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                                   EXHIBIT A-4

                                   DEBENTURES

                 See Exhibit 10.4 filed electronically herewith.

                                        9
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                                   EXHIBIT A-5

                                   DEBENTURES

                 See Exhibit 10.5 filed electronically herewith.

                                       10
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                                    EXHIBIT B

                           FORM OF SECURITY AGREEMENT

                             See attached document.

                                       11
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                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement"), dated as of _________, is made by American Reimbursement, LLC a Delaware limited liability company ("Grantor"), in favor of Med Diversified, Inc., a Nevada corporation ("Secured Party").

                              W I T N E S S E T H:

     WHEREAS, Grantor desires to enter into a certain Assumption and Indemnification Agreement, dated as of ___________, with Secured Party (such agreement, as amended, supplemented, restated, replaced or refinanced from time to time, the "Assumption Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to them in the Assumption Agreement), pursuant to which, among other things, Grantor has agreed to assume the payment obligations of Secured Party under the Debentures and to indemnify Secured Party against any liability that it may incur hereafter in connection with the Debentures; and

     WHEREAS, pursuant to the Assumption Agreement, Grantor is required to enter into this Agreement granting collateral to Secured Party for Grantor's assumption and indemnification obligations under the Assumption Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Secured Party hereby agree as follows:

     1. OBLIGATIONS. The term "Obligations", as used herein, shall mean all obligations of Grantor to Secured Party arising under Sections 1(a) and 1(b) of the Assumption Agreement., whether the same are matured or unmatured, including interest on any such Obligations, whether accruing before or after any bankruptcy or insolvency case or proceeding involving Grantor or any other Person and also including (if interest on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding) such interest as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by Secured Party in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Agreement.

     2. SECURITY. As security for the prompt and complete payment and performance of the Obligations when due, Grantor hereby delivers, pledges and grants a security interest to Secured Party in all of Grantor's right, title and interest (whether now owned and existing or hereafter arising or acquired) in and to the following: all of Grantor's right, title and interest in and to those accounts receivable listed on SCHEDULES A-1, A-2, A-3, A-4 and A-5 hereto; and all accessions to, substitutions for, and replacements, proceeds and products of any of the foregoing (including, without limitation, all rights in, to and under all policies of insurance, as well as claims or rights to payments thereunder and proceeds therefrom, and any credit insurance)(collectively, the "Collateral"). Terms used in the foregoing definition of Collateral shall have the meanings provided in the Uniform Commercial Code as in effect in the State of Delaware (the "UCC").

     Grantor will not (i) change its name or identity, (ii) establish any other location other than the address set forth beneath its signature hereto where it expects to maintain inventory and/or equipment or (iii) change its principal place of business or the place where its records concerning the Collateral are kept from the address set forth beneath its signature hereto, unless Grantor shall have given Secured Party at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Secured Party to amend such financing statement or continuation statement as Secured Party may deem appropriate or otherwise to maintain perfection of Secured Party's security interest in the Collateral.

     Grantor hereby irrevocably constitutes and appoints Secured Party and any agent or representative thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Grantor's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following: (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable; (ii) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Secured Party or as Secured Party shall direct, with the exception of accounts receivable payable by Medicare, Medicaid or any other governmental payor that must be made payable to the healthcare provider that rendered the underlying healthcare services; provided, however, that any such direction shall relate only to the Collateral and shall not relate to any other accounts receivable generated by the healthcare provider that generated the Collateral; (iii) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; and (iv) generally to sell, transfer, pledge, make any agreement with respect or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time, or from time to time, all acts and things which Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's lien therein, in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do, with the exception noted in (ii) above. Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 2 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

         Grantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of, or proof of reliance by, Secured Party upon this Agreement or acceptance of this Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement. Grantor unconditionally waives, to

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the extent permitted by law: (a) all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Secured Party upon this Agreement or acceptance of this Agreement (the Obligations being deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement); (b) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, including without limitation, any demand, presentment, protest, proof or notice of nonpayment; (c) any requirement of diligence on the part of any Person; and (d) any requirement of Secured Party to take any action whatsoever, to exhaust any remedies or to mitigate damages.

     3. ASSIGNMENT BY SECURED PARTY. Secured Party may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to Grantor, assign or transfer any or all of its portion of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Obligations, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Secured Party, as appropriate.

     4. NO WAIVER. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Secured Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair Secured Party's rights or Grantor's obligations under this Agreement. For the purposes of this Agreement, Obligations shall include all of the obligations described in the definition thereof, notwithstanding any right or power of Grantor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Grantor hereunder. Grantor's obligations under this Agreement shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of Grantor. Grantor hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

     6. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Secured Party that:

          (a) Grantor has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and such other instruments or agreements relating thereto to which it is or may become a party;

          (b) Grantor has duly executed and delivered this Agreement, and this Agreement is the legal, valid and binding obligation of Grantor, enforceable in accordance with its terms;

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          (c)  the execution, delivery and performance of this Agreement by
Grantor does not conflict with, or constitute a violation under, any law, regulation order, agreement or instrument to which Grantor is a party or by which Grantor or its properties is bound.

     7. EVENTS OF DEFAULT. An "Event of Default" shall exist under this Agreement if at any time: (a) any representation or warranty of made by Grantor under this Agreement shall have been false or misleading in any material respect when made; or (b) Grantor shall fail to make any payment hereunder upon demand therefor.

     8.   REMEDIES.

          (a) In case an Event of Default shall occur and be continuing, the Obligations shall become immediately due and payable and Secured Party shall be entitled to exercise all of Secured Party's rights, powers and remedies (whether pursuant to applicable law or this Agreement) with respect thereto and for the protection and enforcement of Secured Party's rights in the Collateral, including, without limitation, the following:

               (i) the right to receive all monies or other property which, but for the occurrence of the Event of Default, Grantor would have been entitled to retain;

               (ii) to transfer registration of the Collateral into Secured Party's name;

               (iii) to sell, assign or otherwise dispose of the Collateral, in the entirety or in separate lots, and generally in such manner, at such time or times, at such place or places and on such terms as Secured Party, in compliance with any mandatory requirements of applicable law, may determine to be commercially reasonable, and, to the extent permitted by any such requirement of law, Secured Party may bid (which may be a credit bid) for and become the purchaser of the Collateral (or any portion thereof), offered for sale in accordance with this section without accountability to Grantor, except pursuant to subsection (b)(iii) below.

          (b) The proceeds of any disposition of any Collateral obtained pursuant to this section shall be applied as follows:

               (i) first, to the payment of any and all expenses and fees (including reasonable attorney's fees) incurred by Secured Party in foreclosing on and disposing of the Collateral;

               (ii) next, any surplus then remaining to the payment of the Obligations (whether matured or unmatured) in such order as Secured Party may determine in its sole discretion; and

               (iii) thereafter, if no other Obligations are outstanding, any surplus then remaining shall be paid to Grantor or to such other person legally entitled to same; it being understood that Grantor will remain liable to Secured Party to the extent of any deficiency between the amount of the Obligations and the aggregate of all amount realized from Collateral.

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     9.   COSTS, ETC. Grantor agrees to pay all reasonable costs of Secured
Party, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     10. CUMULATIVE RIGHTS. Secured Party's rights, powers and remedies under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party under law or otherwise, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

     11.  MISCELLANEOUS.

          (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Grantor and upon Grantor's successors; and all references herein to Grantor shall be deemed to include any successor or successors, whether immediate or remote, to such Person. Grantor shall have no right to assign its obligations hereunder. This Agreement shall inure to the benefit of Secured Party and its successors, assigns and transferees.

          (b) SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws and regulations, but if any provision of this Agreement shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (c) SERVICE OF PROCESS. Grantor agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth below or at such other address of which Secured Party shall have been notified in writing, and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

          (d) NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and deposited in the U.S. Postal Service via registered mail. The initial address for notices to Grantor is set forth beneath its signature below.

          (e) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

          (f) WAIVER OF JURY TRIAL. GRANTOR, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, AND SECURED PARTY, BY ACCEPTING THIS AGREEMENT, EACH EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN

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CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING
SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          (g) COUNTERPARTS. This Agreement may be executed in counterparts (including counterparts delivered by facsimile), each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same document.

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     IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered as of the date first above written.

"Grantor"       AMERICAN REIMBURSMENT, LLC, a Delaware limited liability company

                     By:
                        ---------------------------------------
                        Name:  Richard J. Boudreau
                        Title: Manager

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                                  SCHEDULE A-1

                            TLCS ACCOUNTS RECEIVABLE

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                                  SCHEDULE A-2

                             HMA ACCOUNTS RECEIVABLE

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                                  SCHEDULE A-3

                             IMS ACCOUNTS RECEIVABLE

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                                  SCHEDULE A-4

                          MILLENIUM ACCOUNTS RECEIVABLE

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                                  SCHEDULE A-5

                          CHARTWELL ACCOUNTS RECEIVABLE